SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported) October 17, 1997
                                     ----------------

                          COMMISSION FILE NO.: 0-23126
                                               -------


                             RELIANCE BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                   11-3187176
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(State or other Jurisdiction of Incorporation      (IRS Employer or
organization)                                      Identification No.)


585 Stewart Avenue, Garden City, New York                11530
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(Address of principal executive officer)               (Zip Code)


Registrant's telephone number, including area code: (516) 222-9300
                                                    --------------












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Items 1 through 4, 6, 8.

         Not applicable.

Item 5. Other Events

     On October 17, 1997, Reliance Bancorp, Inc. announced the successful completion of the acquisition of Continental Bank. In accordance with the terms of the merger agreement, Reliance will issue 1.10 shares of its common stock for each outstanding common share of Continental. The total transaction value is estimated to be $24.0 million.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

 Exhibit No.                         Description
 -----------                         -----------

    99.1           Press Release issued on October 17, 1997, Reliance
                   Bancorp, Inc. completes the acquisition of Continental Bank.





























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              By:       /s/  Raymond A. Nielsen
                                        -----------------------
                                       Raymond A. Nielsen
                                       President and
                                       Chief Executive Officer



Dated:    October 17, 1997